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                                                  Filed under Rule 424 (b) (3)
                                                            File No. 333-63153




SUPPLEMENT NO. 4 TO PROSPECTUS DATED MARCH 22 2000




                              PACCAR FINANCIAL CORP.

                           MEDIUM-TERM NOTES, SERIES J

                  DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

      INTEREST PAYABLE EACH MARCH 15 AND SEPTEMBER 15 AND AT MATURITY



                                                       INTEREST RATE
RANGE OF MATURITIES                                      PER ANNUM
-------------------                                    -------------
36 Months                                                   7.38%








Dated:  July 12, 2000

Form of Note (check one):     Book Entry    [X]

                              Certificated  [ ]


In some instances, one or more of the Agents have purchased the Notes as principal and may resell the Notes at prices to be determined by such Agents at the time of resale.